JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated August 28, 2017 to the

Prospectus dated November 1, 2016, as supplemented

Effective immediately, the first two paragraphs under “The Funds’ Investment Adviser and Sub-advisers” in “The Funds’ Management and Administration” section of each prospectus are hereby deleted in their entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (JPMIM) is the investment adviser to the Fund, and J.P. Morgan Private Investments Inc. (JPMPI); Capital Guardian Trust Company (Capital) and T. Rowe Price Associates, Inc. (T. Rowe Price) are the investment sub-advisers. JPMPI, Capital and T. Rowe Price are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of each Fund among JPMPI, Capital and T. Rowe Price will be determined by JPMIM, subject to the review of the J.P. Morgan Funds’ Board of Trustees. JPMIM, not the Fund, will pay the sub-advisers for their services.

JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMPI is a wholly-owned subsidiary of JPMorgan Chase. JPMIM is located at 270 Park Avenue, New York, NY 10017; JPMPI is located at 270 Park Avenue, New York, NY 10017; Capital is located at 333 South Hope Street, Los Angeles, CA 90071 and T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-ACCESS-817

JPMORGAN ACCESS FUNDS

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

(All Share Classes)

(each a series of JPMorgan Trust I)

Supplement dated August 28, 2017

to the Statement of Additional Information

dated November 1, 2016, as supplemented

Effective immediately, the fourth paragraph under “Miscellaneous” in the “GENERAL” section is deleted in its entirety and replaced with the following:

J.P. Morgan Investment Management Inc. (“JPMIM”) is the investment adviser to the Funds, and J.P. Morgan Private Investments Inc. (“JPMPI”); Capital Guardian Trust Company (“Capital”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”) are the investment sub-advisers. Certain other of the J.P. Morgan Funds are advised by Security Capital Research & Management Incorporated (“SCR&M”), J.P. Morgan Alternative Asset Management Inc. (“JPMAAM”), and/or sub-advised by JPMPI or JF International Management Inc. (“JFIMI”). JPMIM, SCR&M, JPMPI, JPMAAM and JFIMI are also referred to herein as the “Advisers” and, individually, as the “Adviser.” JPMPI, JFIMI, Capital and T. Rowe Price are also referred to herein as the “Sub-Advisers” and, individually, as the “Sub-Adviser.”

Also effective immediately, the “Sub-advisers” section in the “INVESTMENT ADVISER AND SUB-ADVISERS” section is deleted in its entirety and replaced with the following:

The following serve as sub-advisers to the Funds: JPMPI, Capital and T. Rowe Price. Capital and T. Rowe Price (“Unaffiliated Sub-advisers”) are each independent of JPMIM and discharge their responsibilities subject to the policies of the Trustees and the supervision of JPMIM, which pays each sub-adviser’s fees. Capital is an SEC registered investment adviser, founded in 1968 with approximately $31.7 billion in assets under management as of June 30, 2016. Capital participates in equity and fixed-income markets in both developed and emerging market economies on behalf of a diverse group of clients. Capital is a wholly-owned subsidiary of Capital Group International, Inc., which in turn is owned by The Capital Group Companies, Inc. (“CGC”). CGC is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. The firm has been privately held since its inception and has no plans to change its ownership structure. A broad group of key investment and administrative professionals have equity participation, with 100% of the company owned by active associates and recent retirees. T. Rowe Price is an SEC registered investment adviser, founded in 1937 with $776.6 billion in assets under management as of June 30, 2016. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. The Unaffiliated Sub-advisers are each paid monthly by JPMIM a fee equal to a percentage of the daily net assets of the Funds allocated to each Unaffiliated Sub-adviser, respectively. JPMIM paid the following fees to JPMPI and the Unaffiliated Sub-advisers during the most recent fiscal years ended June 30:

Also effective immediately, all language regarding the proxy voting policies for TimesSquare Capital Management, LLC in “APPENDIX I-A” is hereby deleted.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SAI-ACCESS-817